UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 15, 2005

ORIGIN AGRITECH LIMITED
(Exact name of registrant as specified in charter)

British Virgin Islands
(State or other Jurisdiction of Incorporation or Organization)

(Commission File Number)		(IRS Employer Identification No.)
000-51576	625 Broadway, Suite 1111 San Diego, CA 92101 (Address of Principal Executive Offices and zip code)	N/A

(619) 795-4627
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)   On November 15, 2005, Origin Agritech Limited, formerly Chardan China Acquisition Corp. (the “Company”), dismissed Goldstein Golub Kessler LLP as its independent certified public accountants in connection with the closing of the acquisition of State Harvest Holdings Limited on November 8, 2005. The decision was approved by the Board of Directors of the Company.

The report of Goldstein Golub Kessler LLP on the Chardan China Acquisition Corp.’s (“Chardan”) balance sheets as of December 31, 2003 and 2004, and the related statements of operations, stockholders’ equity and cash flows for the period from December 5, 2003 (inception) to December 31, 2004, the year ended December 31, 2004 and the period from December 5, 2003 (inception) to December 31, 2003 did not contain an adverse opinion or disclaimer of opinion. During the Chardan’s fiscal year ended December 31, 2004 and any subsequent interim period preceding the termination, there were no disagreements with Goldstein Golub Kessler LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Goldstein Golub Kessler LLP would have caused Goldstein Golub Kessler LLP to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

The Company requested that Goldstein Golub Kessler LLP furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by Goldstein Golub Kessler LLP in response to that request, dated November 15, 2005, is filed as Exhibit 16.1 to this Form 8-K

(b)   On November 15, 2005, Deloitte Touche Tohmatsu CPA Ltd. (“DTT”) was engaged as the Company’s new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of TTD, the Company has not consulted with TTD regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired. None.

(b)	Pro forma financial information. None

(c)	Exhibits.

Exhibit Number	Description

16.1	Letter from Goldstein Golub Kessler LLP dated November 15, 2005 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Origin Agritech Limited
(Registrant)

Date: November 16, 2005	By:	/S/ Gengchen Han
Gengchen Han, CEO

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Goldstein Golub Kessler LLP dated November 15, 2005 regarding change in certifying accountant.